Series B Warrants	12 Months Ended
Dec. 31, 2015
Series B Warrants [Abstract]
Series B Warrants
6. Series B Warrants

In conjunction with the Series B Preferred Stock financing, the Company issued 6,437,500 common stock warrants that are exercisable at a price of $1.15 per share and expire five years from the issuance date. The warrants were valued at $2,935,800 utilizing the Black-Scholes pricing model and the following assumptions:
	For the Year Ended December 31,
	2015	2014
Dividend yield	0.00%	NA
Volatility factor	70.00%	NA
Risk-free interest rate	1.75%	NA
Expected term (years)	4.61	NA
Weighted-average fair value of warrants granted during the periods	$0.46	NA

The warrants are exercisable in cash or through a cashless exercise provision. The Series B warrants also have a "down-round" protection feature provided to the investors if the Company subsequently issues or sell any shares of common stock, stock options, or convertible securities at a price less than the exercise price of $1.15 per each warrant. The conversion price is automatically adjusted down to the price of the instrument being issued. The Company reviewed the classification of the warrants as liabilities or equity under the guidance of ASC 480-10, Distinguishing Liabilities from Equity, and concluded that the Series B warrants should be classified as a liability. The Company then applied the fair value allocation methodology for allocating the proceeds of $5.0 million received from the Series B financing between the conversion liability and the warrants with the residual amount being allocated to the Preferred Stock. The Company performed the same valuation as of December 31, 2015 utilizing an expected term of 4.25 years as a result of the passage of time, which resulted in the warrant value of $2,454,959. The change in fair market value at the re-measurement date was recorded as non-operating income totaling $481,610 for the year ended December 31, 2015.